AXP(R)
    Insured
        Tax-Exempt
    Fund

2002 SEMIANNUAL REPORT

AXP Insured Tax-Exempt Fund seeks to provide shareholders with a high level of income generally exempt from federal income tax and preservation of shareholders' capital.

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(logo)                                                                   (logo)
American                                                                AMERICAN
   Express(R)                                                         EXPRESS(R)
 Funds
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

Table of Contents

CONTENTS

From the Chairman                           2

Economic and Market Update                  4

Fund Snapshot                               6

Questions & Answers
     with Portfolio Management              7

Investments in Securities                  10

Financial Statements                       20

Notes to Financial Statements              23

Results of Meeting of Shareholders         30

From the Chairman
(photo of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

Dear Shareholders,

As we began the new year, the proposed Bush economic stimulus package and potential conflicts around the globe were capturing headlines. While we don't know exactly what the future will bring for investors, we do know the past three years have been difficult. Negative investment returns persisted in 2002. Public confidence in the integrity of corporations was also shaken. While the scandals appear to be largely behind us, the recent past offers lessons on investing and on corporate governance, which I would like to discuss with you.

First, and importantly, we have learned that diversification is not just a concept but a key tactic investors can use to help preserve assets. Many investors have come to a new understanding of their own degree of risk tolerance. We would encourage you to work closely with your financial advisor to build a diversified portfolio designed to match your current thoughts about risk and reward.

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From the Chairman

A second lesson of 2002 is that we must have enhanced oversight of corporations to ensure their financial statements are accurate, their officers act in the interest of shareholders and their directors are truly independent. The Sarbanes-Oxley Act passed by Congress in August, is already having an impact in these areas. We believe governance of the American Express(R) Funds is consistent with the standards imposed by Sarbanes-Oxley.

The American Express Funds Board is an independent body comprised of 10 members who are nominated by the independent directors. American Express Financial Corporation is represented by three board members, however, they do not play a role on the nominating committee. I am proud of our board members who come from across the United States and bring strong, diverse skills to the assignment of looking out for the interest of the Funds' shareholders. In 2002, we saw solid evidence of progress in several areas including, importantly, investment performance.

In addition, the Funds auditors, KPMG LLP, are independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

Further, the Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

All of the proposals in the proxy statement you received in September were approved at the shareholder meeting on Nov. 13, 2002, and most will be implemented in the coming weeks.

On behalf of the Board,

Arne H. Carlson

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Economic and Market Update
                  FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott
William F. "Ted" Truscott
Chief Investment Officer
American Express
Financial Corporation

Dear Shareholders,

In spite of a mostly positive fourth quarter*, 2002 proved to be an extraordinarily challenging year for investors, with the benchmark stock indices -- the Dow, the Nasdaq and the S&P 500 -- all registering percentage losses well into the double digits.

While there were technical factors that put a damper on market performance last year, most notably, P/E ratios that are surprisingly high after three years of a bear market, it was corporate governance issues that fostered a general atmosphere of mistrust. The collapse of several large, high profile companies due to outright fraud and malfeasance has been -- and ought to be -- outrageous to the investing public. The magnitude of this wrongdoing is still shocking months after the fact. When many economic factors should have been giving investors reason for optimism, the steady drip of news about these companies sapped overall confidence.

I believe there is ample evidence that conditions are not as bad as the markets seem to think. While corporate earnings have been weak, the economy grew at the respectable rate of about 3% last year, compared to 0.1% in 2001. A portion of the softness in earnings can be attributed to excess capacity added in the late `90s.

KEY POINTS

-- If you are rebalancing your portfolio, we encourage moderate changes from stocks to bonds.

--   Interest rates are the lowest they have been in 40 years.

-- There is ample evidence that conditions are not as bad as the markets seem to think.

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Economic and Market Update

Interest rates are another bright spot. They are the lowest they have been in 40 years, which has added to consumer and business purchasing power. There's no better illustration of this than the housing market, which has remained vigorous. Finally, the business productivity gains we've seen since the mid-`90s are remarkable, making products and services less expensive. The macroeconomic picture, while not ideal, is certainly positive.

For these reasons, I'm cautiously optimistic about market prospects for 2003. Of course, there are still risks. Much of what happens this year will depend on external factors, such as whether or not more scandals arise and the implications of potential conflict in Iraq. In the short term, military action in Iraq would almost certainly produce an oil price spike; if that increase became severe enough for a significant period of time, it would create inflationary pressures that could endanger economic growth.

In addition to stocks, some bond categories offer opportunity. Though we believe U.S. Treasuries are currently overvalued, select corporate, high-yield and municipal issues may provide competitive returns this year. Speak to your financial advisor to learn more about different asset classes.

After three years of negative stock market returns, many individual investors are rebalancing portfolios with regard to risk and return. If you are repositioning, we would encourage moderate changes from stocks to bonds. The risk inherent in emotion-based repositioning is that you will go too far too fast. I encourage gradual movement across categories. Should interest rates move at all in 2003, it's likely that they'll go up, which will have a negative impact on most bonds. Continue to invest according to your individual timeframe and financial goals.

As always, thank you for investing with American Express Financial Advisors.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.


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5 -- AXP INSURED TAX-EXEMPT FUND -- 2002 SEMIANNUAL REPORT

Fund Snapshot
         as of Dec. 31, 2002

PORTFOLIO MANAGER

Portfolio manager      Terry Seierstad, CFA
Tenure/since                           1/02
Years in industry                        30

FUND OBJECTIVE

For investors seeking preservation of capital and a high level of income generally exempt from federal income tax.

Inception dates
A: 8/18/86     B: 3/20/95   C: 6/26/00   Y: 3/20/95

Ticker symbols
A: IINSX       B: IINBX     C: --        Y: --

Total net assets             $485.8 million
Number of holdings        approximately 160

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         DURATION
SHORT    INT.     LONG
            X        X     LARGE
                           MEDIUM   QUALITY
                           SMALL

CREDIT QUALITY SUMMARY

Percentage of portfolio assets

AAA Bonds                              97.1%

TOP FIVE STATES

Percentage of portfolio assets

New York                               13.1%
Texas                                  12.9
Illinois                                6.2
California                              4.7
New Jersey                              4.4

Certain income may be subject to the alternative minimum tax or state or local tax.

Fund holdings are subject to change.

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6 -- AXP INSURED TAX-EXEMPT FUND -- 2002 SEMIANNUAL REPORT

Questions & Answers
               WITH PORTFOLIO MANAGEMENT

Q:  How did the Fund perform for the  six-month period ended Dec. 31, 2002?

A: The Fund returned 4.44% for Class A shares, excluding sales charges. In comparison, the Lehman Brothers Municipal Bond Index returned 4.75% and the Lipper Insured Municipal Debt Funds Index returned 4.77%.

Q:  What factors significantly impacted performance of the Fund?

A: During the six-month period, we experienced a significant shift in the environment for bond investors. From July through early October, interest rates continued a downward trend, generating a positive return (bond prices rise when interest rates fall). Investors showed continued concern about economic growth and the impact of tensions overseas. In this environment, money continued to flow away from higher-risk investments and toward municipal bonds. The Fund was positioned in a way that allowed it to benefit from the decline in interest rates, and helped us take full advantage of favorable trends. A dramatic shift took place in early October when investors were once again drawn to the equity markets, and municipal bonds suffered as a result. Interest rates began moving higher, and the Fund lost ground for most of October and November. This accounted for the Fund's lagging

(bar graph)
                             PERFORMANCE COMPARISON
                  For the six-month period ended Dec. 31, 2002

5%       +4.44%   +4.75%   +4.77%
         (bar 1)  (bar 2)  (bar 3)
4%

3%

2%

1%

0%

(bar 1) AXP Insured Tax-Exempt Fund Class A (excluding sales charge)

(bar 2) Lehman Brothers Municipal Bond Index (unmanaged)(1)

(bar 3) The Lipper Insured Municipal Debt Funds Index (unmanaged)(2)

(1) Lehman Brothers Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the fund.

(2) The Lipper Insured Municipal Debt Funds Index, published by Lipper Inc., includes the 10 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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7 -- AXP INSURED TAX-EXEMPT FUND -- 2002 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We remain confident that municipal bonds can generate solid performance over the coming months.(end callout quote)

    performance compared to its unmanaged benchmark and peer group during the period. In December, the market stabilized again, and we closed the period on a positive note with a solid return.

Q:  Did you make significant changes to the Fund during this period?

A: The Fund is focused on high-quality issues with the additional protection of insurance against default by municipal bond issuers. Terry Seierstad took over management of the Fund in January 2002. At that time, the Fund was restructured to fit a different management approach. This shift temporarily increased portfolio turnover. We put increasing

AVERAGE ANNUAL TOTAL RETURNS

as of Dec. 31, 2002
                           Class A              Class B               Class C                  Class Y
(Inception dates)         (8/18/86)            (3/20/95)             (6/26/00)                (3/20/95)
                      NAV(1)    POP(2)   NAV(1)   After CDSC(3) NAV(1)    After CDSC(4)    NAV(5)    POP(5)
 6 months*            +4.44%    -0.52%   +4.04%      -0.95%     +4.03%       +3.03%        +4.56%    +4.56%
 1 year               +7.94%    +2.81%   +7.13%      +3.13%     +7.12%       +7.12%        +8.18%    +8.18%
 5 years              +5.00%    +3.98%   +4.21%      +4.04%       N/A          N/A         +5.19%    +5.19%
 10 years             +5.75%    +5.24%     N/A         N/A        N/A          N/A           N/A       N/A
 Since inception        N/A       N/A    +4.88%      +4.88%     +6.89%       +6.89%        +5.83%    +5.83%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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8 -- AXP INSURED TAX-EXEMPT FUND -- 2002 SEMIANNUAL REPORT

Questions & Answers

    emphasis on the most reliable issuers, a strategy we feel makes sense in these challenging economic times. In addition, we focused primarily on intermediate-term bonds. This segment of the market performed particularly well in the months when municipal bonds delivered solid returns, but also was the hardest hit in October and November. When the interest rates began moving higher, we adjusted the portfolio, reducing its interest rate sensitivity to help offset some of the volatility in the market.

    Also, during the period we entered into Bond Market Association (BMA) swaps as a tool to help manage the portfolio's duration. We use BMA swaps as a substitute for Treasury futures because of the considerable basis risk (taxable rates versus tax-exempt rates) associated with Treasury futures. By using BMA swaps we are able to adjust the Fund's duration quickly, without buying or selling bonds. In this period the swaps detracted from Fund performance. However, the portfolio as a whole benefited as bond values increased.

Q:  What is your outlook for the  coming months?

A: It seems reasonable to expect continued growth in the U.S. economy. While this could put some upward pressure on interest rates, we don't anticipate that rates will rise significantly given modest expectations for economic improvement. We remain confident that municipal bonds can generate solid performance over the coming months. High-quality, insured bonds should continue to attract a reasonable amount of investor interest in that type of environment. As of Dec. 31, 99.3% of the Fund's portfolio consisted of insured bonds and notes.

Q:  How are you positioning the Fund in light of your outlook?

A: We are focused on positioning the Fund in two critical ways. The first is to maintain a high level of quality, owning bonds from the most reliable issuers. Second is to generate a competitive dividend. In the current market, that means keeping the portfolio fully invested, as earnings on cash investments are poor given current low interest rates on short-term securities. In addition, we have concentrated our holdings on intermediate-term municipal debt securities, which should help limit the Fund's volatility if interest rates rise in line with our expectations.

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9 -- AXP INSURED TAX-EXEMPT FUND -- 2002 SEMIANNUAL REPORT

Investments in Securities
AXP Insured Tax-Exempt Fund

Dec. 31, 2002 (Unaudited)

(Percentages represent value of investments compared to net assets)

Municipal bonds (97.0%)
Name of                    Coupon                Principal          Value(a)
issuer and                  rate                  amount
title of
issue(d,e)

Alabama (0.2%)
State Drinking Water Finance Authority
   Revolving Fund Loan Revenue Bonds
   Series 2002A (AMBAC Insured)
       08-15-04             3.15%               $1,015,000        $1,044,506

Alaska (2.5%)
North Slope Borough
   Capital Appreciation
   Unlimited General Obligation Bonds
   Zero Coupon Series 1995A
   (MBIA Insured)
       06-30-06             5.61                 5,300,000(b)      4,882,360
North Slope Borough
   General Obligation Bonds
   Zero Coupon Series 1996B
   (MBIA Insured)
       06-30-07             5.72                 8,000,000(b)      7,056,240
Total                                                             11,938,600

Arizona (1.6%)
Health Facilities Authority Hospital System
   Refunding Revenue Bonds Phoenix Baptist
   Hospital Escrowed to Maturity Series 1992
   (MBIA Insured)
       09-01-11             6.25                 1,650,000         1,724,976
Maricopa County School District #6
   Unlimited General Obligation Refunding
   Bonds Washington Elementary Series 2002A
   (FSA Insured)
       07-01-14             5.38                 4,500,000         5,146,335
Mesa Municipal Development Excise Tax
   Refunding Revenue Bonds
   Series 2001 (FSA Insured)
       01-01-05             4.00                 1,000,000         1,049,890
Total                                                              7,921,201

Arkansas (0.1%)
State Development Finance Authority
   Economic Development Revenue Bonds
   ADFA Guaranty Madison Industrial
   Development Series 2000B
   (AMBAC Insured) A.M.T.
       12-01-20             5.80                   500,000           526,590

California (4.7%)
Delta Counties Home Mtge
   Finance Authority Revenue Bonds
   Single Family Mtge Series 1998A
   (MBIA GNMS/FNMA Insured) A.M.T.
       06-01-24             6.70                   560,000           611,733
Desert Sands Unified School District Convertible
   Capital Appreciation Pre-refunded Bonds
   Series 1995 (FSA Insured)
       03-01-20             6.45                 3,000,000         3,391,260
Fontana Unified School District
   Unlimited General Obligation Bonds
   Series 1995C (FGIC Insured)
       05-01-20             6.15                 6,000,000         6,906,060
Rural Home Mtge Finance Authority
   Refunding Revenue Bonds
   Single Family Mtge 2nd Series 1997A
   (GNMA/FNMA Insured) A.M.T.
       09-01-29             7.00                 1,025,000         1,080,586
San Mateo County Joint Powers Authority
   Lease Pre-refunded Revenue Bonds
   San Mateo County Health Center
   Series 1994A (FSA Insured)
       07-15-22             5.75                 1,500,000         1,634,535
State Department of Water Resources
   Power Supply Revenue Bonds
   Series 2002A (MBIA Insured)
       05-01-09             5.25                 8,000,000         9,083,760
Total                                                             22,707,934

See accompanying notes to investments in securities.

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10 -- AXP INSURED TAX-EXEMPT FUND -- 2002 SEMIANNUAL REPORT

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Municipal bonds (continued)

Name of                    Coupon                Principal          Value(a)
issuer and                  rate                  amount
title of
issue(d,e)

Colorado (3.5%)
Arapahoe County Certificates of Participation
   Series 2002 (FSA Insured)
       12-01-13             5.25%               $1,360,000        $1,545,898
Broomfield Certificates of Participation
   Open Space Park & Recreation Facilities
   Series 2000 (AMBAC Insured)
       12-01-20             5.50                 1,000,000         1,108,760
Douglas & Elbert Counties School District R-1
   Unlimited General Obligation Pre-refunded
   Bonds Series 1994A (MBIA Insured)
       12-15-16             6.50                 1,435,000         1,591,602
Douglas & Elbert Counties School District R-1
   Unlimited General Obligation Un-refunded
   Balance Bonds Series 1994A (MBIA Insured)
       12-15-16             6.50                    65,000            71,671
Larimer, Weld & Boulder Counties
   School District R-2J Thompson Unlimited
   General Obligation Capital Appreciation
   Bonds Zero Coupon
   Series 1997 (FGIC Insured)
       12-15-11             5.45                 2,000,000(b)      1,370,420
       12-15-12             5.50                 1,400,000(b)        921,172
Larimer, Weld & Boulder Counties
   St Vrain Valley School District
   Unlimited General Obligation Bonds
   Series 2002 (MBIA Insured)
       12-15-10             5.00                 7,390,000         8,260,985
Thornton Certificates of Participation
   Series 2002 (AMBAC Insured)
       12-01-09             5.00                 1,000,000         1,121,670
       12-01-10             5.00                 1,000,000         1,117,790
Total                                                             17,109,968

Delaware (0.2%)
State Health Facilities Authority
   Refunding Revenue Bonds
   Medical Center of Delaware
   Series 1989 (MBIA Insured)
       10-01-15             7.00                 1,000,000         1,078,940

Florida (3.8%)
Indian River County School District Unlimited General
   Obligation Bonds Series 2002 (FSA Insured)
       04-01-13             5.50                 2,500,000         2,884,975
Jacksonville Excise Tax
   Refunding Revenue Bonds
   Series 2002A (AMBAC Insured)
       10-01-13             5.50                 3,030,000         3,529,555
Jacksonville Guaranteed Entitlement
   Refunding Revenue Bonds
   Series 2002 (FGIC Insured)
       10-01-17             5.38                 2,025,000         2,239,225
Jacksonville Sales Tax Revenue Bonds
   Series 2001 (AMBAC Insured)
       10-01-15             5.50                 3,000,000         3,376,440
Lee County Transportation Facilities Refunding
   Revenue Bonds Series 2001A
   (AMBAC Insured)
       10-01-15             5.50                 2,745,000         3,089,443
Orange County Tourist Development Tax Refunding
   Revenue Bonds Series 2002A
   (AMBAC Insured)
       10-01-12             5.50                 3,000,000         3,472,230
Total                                                             18,591,868

Georgia (3.0%)
Atlanta Airport Facilities Refunding Revenue Bonds
   Series 1994A (AMBAC Insured)
       01-01-08             6.50                 2,750,000         3,235,705
Atlanta Airport Revenue Bonds Series 2000B
   (FGIC Insured) A.M.T.
       01-01-08             5.63                 3,190,000         3,557,297
Cherokee County Water & Sewer Authority
   Revenue Bonds Series 1995
   Escrowed to Maturity (MBIA Insured)
       08-01-25             5.20                   570,000           615,190
Cherokee County Water & Sewer Authority
   Un-refunded Balance Revenue Bonds
   Series 1995 (MBIA Insured)
       08-01-25             5.20                 1,395,000         1,497,449
Fulton County Water & Sewer
   Refunding Revenue Bonds
   Series 1992 Escrowed to Maturity
   (FGIC Insured)
       01-01-14             6.38                 3,125,000         3,819,656
Fulton County Water & Sewer
   Un-refunded Balance Refunding Revenue
   Bonds Series 1992 (FGIC Insured)
       01-01-14             6.38                   125,000           150,811

See accompanying notes to investments in securities.

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Municipal bonds (continued)
Name of                Coupon                    Principal          Value(a)
issuer and               rate                       amount
title of
issue(d,e)

Georgia (cont.)
Savannah Resource Recovery Development
   Authority Refunding Revenue Bonds
   Waste to Energy Series 2001
   (AMBAC Insured)
       12-01-03             2.50%               $1,500,000        $1,518,885
Total                                                             14,394,993

Hawaii (0.5%)
State Airports Systems
   Refunding Revenue Bonds
   Series 2000B (FGIC Insured) A.M.T.
       07-01-20             6.00                 2,000,000         2,210,220

Illinois (6.2%)
Lake County Community High School
   District #127 Capital Appreciation
   Unlimited General Obligation Bonds
   Grayslake Zero Coupon Series 2002B
   (FGIC Insured)
       02-01-16             5.32                 4,000,000(b)      2,183,760
McHenry County Community High School
   District #154 Capital Appreciation
   Unlimited General Obligation Bonds
   Zero Coupon Series 2001 (FGIC Insured)
       01-01-04             3.45                 1,375,000(b)      1,357,304
McHenry County Community High School
   District #157 Capital Appreciation
   Unlimited General Obligation Bonds
   Zero Coupon Series 1998 (FSA Insured)
       12-01-17             5.60                 5,790,000(b)      2,742,607
Rockford School District #205 Unlimited
   General Obligation Refunding Bonds
   Series 2001 (FGIC Insured)
       02-01-17             5.00                   500,000           540,520
Southern Illinois University Housing
   & Auxiliary Capital Appreciation
   Revenue Bonds Zero Coupon
   Series 1999A (MBIA Insured)
       04-01-26             5.55                 4,000,000(b)      1,166,760
St. Clair County Public Community Building
   Capital Appreciation Revenue Bonds
   Zero Coupon Series 1997B (FGIC Insured)
       12-01-14             5.95                 2,000,000(b)      1,185,100
State Unlimited General Obligation Bonds
   1st Series 2002 (MBIA Insured)
       07-01-10             5.38                 2,500,000         2,845,725
State Unlimited General Obligation Refunding
   Revenue Bonds First Series 2002 (MBIA Insured)
       08-01-14             5.50                14,050,000        16,086,266
University of Illinois
   Certificates of Participation
   Series 2001 (AMBAC Insured)
       10-01-05             3.80                 2,000,000         2,113,160
Total                                                             30,221,202

Indiana (2.2%)
Ball State University Student Fee
   Revenue Bonds Series 2002K
   (FGIC Insured)
       07-01-18             5.75                   750,000           842,355
Clark-Pleasant Community School Building
   Revenue Bonds 1st Mtge Lease
   Series 2001 (AMBAC Insured)
       07-15-16             5.50                 1,000,000         1,109,620
Crown Point Multi-School Building
   1st Mtge Revenue Bonds
   Zero Coupon Series 2000
   (MBIA Insured)
       01-15-25             6.59                 8,230,000(b)      2,565,209
Health Facility Finance Authority Hospital
   Refunding Revenue Bonds
   Columbus Regional Hospital
   Series 1993 (FSA Insured)
       08-15-15             7.00                 5,000,000         6,315,350
Total                                                             10,832,534

Kansas (0.4%)
Labette County Single Family Housing
   Revenue Bonds Series 1998A-2
   (GNMA Insured)
       12-01-11             7.65                    35,000            35,266
Sedgwick & Shawnee Counties
   Single Family Housing
   Revenue Mtge Backed Securities
   1st Series 1997A (GNMA Insured) A.M.T.
       06-01-29             6.95                 1,535,000         1,747,859
Total                                                              1,783,125

See accompanying notes to investments in securities.

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12 -- AXP INSURED TAX-EXEMPT FUND -- 2002 SEMIANNUAL REPORT

Name of                Coupon                    Principal          Value(a)
issuer and               rate                       amount
title of
issue(d,e)

Kentucky (0.3%)
State Turnpike Authority Economic Development
   Road Refunding Revenue Bonds
   Revitalization Project Series 2001A
   (AMBAC Insured)
       07-01-13             5.50%               $1,275,000        $1,468,991

Maine (0.4%)
State Turnpike Authority Turnpike
   Pre-refunded Revenue Bonds Series 1994
   (MBIA Insured)
       07-01-18             6.00                 1,790,000         1,950,527

Massachusetts (3.6%)
Municipal Wholesale Electric Power
   Supply System Pre-refunded Revenue Bonds
   Series 1994B (MBIA Insured)
       07-01-11             4.75                 5,250,000         5,623,643
State Unlimited General Obligation
   Refunding Bonds 2nd Series 2002R
   Inverse Floater (FGIC Insured)
       11-01-15             9.83                 9,000,000(c)     11,786,580
Total                                                             17,410,223

Michigan (3.7%)
Jackson County Public Schools
   Unlimited General Obligation Bonds
   Series 1999 (FGIC Insured)
       05-01-22             5.38                 1,000,000         1,053,440
Lincoln Park School District
   Pre-refunded Unlimited General Obligation
   Bonds Series 1996 (FGIC Insured)
       05-01-26             5.90                 1,500,000         1,710,465
Monroe County Pollution Control
   Revenue Bonds Detroit Edison Series 1992
   (MBIA Insured) A.M.T.
       09-01-24             6.55                 5,000,000         5,258,450
State Comprehensive Transportation Revenue
   Bonds Series 2002B (FSA Insured)
       05-15-15             5.25                 1,000,000         1,102,610
State Public Power Agency Refunding Revenue Bonds
   Belle River Project Series 2002A
   (MBIA Insured)
       01-01-10             5.25                 4,100,000         4,620,659
Western Townships Utilities Authority General
   Obligation Sewer Disposal System Bonds
   Series 2002 (FGIC Insured)
       01-01-09             5.00                 2,000,000         2,228,600
       01-01-10             5.00                 2,000,000         2,225,500
Total                                                             18,199,724

Mississippi (0.6%)
State Development Bank
   Special Obligation Revenue Bonds
   Jackson Water & Sewer System
   Series 2002 (FGIC Insured)
       09-01-13             5.25                 1,070,000         1,201,845
State Home Single Family Mtge
   Refunding Revenue Bonds Series 1997H
   (GNMA/ FNMA Insured) A.M.T.
       12-01-29             6.70                 1,390,000         1,495,126
Total                                                              2,696,971

Missouri (2.2%)
Bi-State Development Agency
   Metrolink Cross County Revenue Bonds
   Series 2002B (FSA Insured)
       10-01-09             5.25                 1,000,000         1,134,750
       10-01-10             5.25                 2,000,000         2,266,140
Sikeston Electric System Refunding Revenue Bonds
   Series 1992 (MBIA Insured)
       06-01-10             6.20                 6,370,000         7,528,193
Total                                                             10,929,083

Montana (2.0%)
Forsyth Rosebud County Pollution
   Refunding Revenue Bonds
   Puget Sound Power & Light
   Series 1991 (AMBAC Insured)
   A.M.T.
       08-01-21             7.25                 4,000,000         4,083,200
State Board of Investments Refunded Balance
   Payroll Tax Revenue Bonds
   Series 1991 Escrowed to Maturity
   (MBIA Insured)
       06-01-20             6.88                 4,750,000         5,510,190
Total                                                              9,593,390

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- AXP INSURED TAX-EXEMPT FUND -- 2002 SEMIANNUAL REPORT

Name of                Coupon                    Principal          Value(a)
issuer and               rate                       amount
title of
issue(d,e)

Nevada (1.3%)
Las Vegas Water District Unlimited General Obligation
   Water Improvement Refunding Bonds
   Series 2003A (FGIC Insured)
       06-01-10             5.00%               $2,215,000(g)     $2,467,665
State General Obligation Capital Improvement Bonds
   Series 2002A (FSA Insured)
       04-01-12             5.00                 3,680,000         4,086,677
Total                                                              6,554,342

New Jersey (4.4%)
State Building Authority Refunding Revenue Bonds
   Series 2002B (AMBAC Insured)
       12-15-08             5.25                 7,000,000         7,951,090
State Transportation
   Certificates Series 2002-264
   Inverse Floater (AMBAC Insured)
       09-15-15             9.86                 5,500,000(c)      7,130,310
State Transportation Certificates of Participation
   Series 2000B (AMBAC Insured)
       09-15-10             5.50                 5,500,000         6,318,675
Total                                                             21,400,075

New Mexico (1.7%)
Farmington Utility System Refunding Revenue Bonds
   Series 2002A (FSA Insured)
       05-15-10             5.00                 5,525,000         6,154,519
Santa Fe Water
   Pre-refunded Revenue Bonds
   Series 1994 (AMBAC Insured)
       06-01-24             6.30                 1,000,000         1,070,620
State Highway Commission Sub Lien Tax
   Refunding Revenue Bonds Series 2002B
   (AMBAC Insured)
       06-15-05             5.00                 1,000,000         1,081,390
Total                                                              8,306,529

New York (13.2%)
Buffalo School
   Unlimited General Obligation Bonds
   Series 2001D (FGIC Insured)
       12-15-05             5.00                   940,000         1,029,582
Metropolitan Transportation Authority
   Refunding Revenue Bonds
   Series 2002 Inverse Floater
   (AMBAC Insured)
       11-15-19            14.09                 2,000,000(c)      2,619,620
Metropolitan Transportation Authority
   Refunding Revenue Bonds
   Series 2002F (MBIA Insured)
       11-15-10             5.00                 5,000,000         5,588,200
Metropolitan Transportation Authority
   Service Contract Revenue Bonds
   Series 2002B (MBIA Insured)
       01-01-14             5.50                17,500,000        20,222,649
New York City Health & Hospital System
   Revenue Bonds Series 2002A
   (FSA Insured)
       02-15-17             5.50                 3,000,000         3,321,630
       02-15-18             5.50                 2,150,000         2,368,462
       02-15-19             5.50                 1,250,000         1,368,063
New York City Transitional Finance Authority
   Tax Revenue Bonds Series 2002C
   (FSA Insured)
       08-01-09             5.00                 2,690,000         3,002,874
       08-01-10             5.25                 2,000,000         2,261,560
State Dormitory Authority
   Pre-refunded Revenue Bonds
   City University 3rd General Resolution
   2nd Series 1994 (MBIA Insured)
       07-01-19             6.25                 2,500,000         2,685,575
State Dormitory Authority
   Refunding Revenue Bonds
   State University Educational Facilities
   Series 1993A (AMBAC Insured)
       05-15-15             5.25                 2,700,000         3,040,794
State Dormitory Authority School District Financing
   Program Revenue Bonds
   Series 2002C (MBIA Insured)
       10-01-13             5.50                 1,000,000         1,142,890
       10-01-14             5.50                 1,000,000         1,139,560
       10-01-15             5.38                 1,000,000         1,121,200
State Dormitory Authority School District Financing
   Program Revenue Bonds
   Series 2002D (MBIA Insured)
       10-01-10             5.00                 6,385,000         7,134,088
State Thruway Authority
   Highway & Bridge Trust Fund
   Revenue Bonds Series 2002C
   (AMBAC Insured)
       04-01-14             5.50                 5,000,000         5,663,650
Total                                                             63,710,397

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- AXP INSURED TAX-EXEMPT FUND -- 2002 SEMIANNUAL REPORT

Name of                Coupon                    Principal          Value(a)
issuer and               rate                       amount
title of
issue(d,e)

North Carolina (0.8%)
Concord Certificates of Participation
   Series 1996B (MBIA Insured)
       06-01-16             5.75%               $1,480,000        $1,660,619
Kannapolis Water & Sewer Revenue
   Bonds Series 2001B
   (FSA Insured) A.M.T.
       02-01-21             5.25                 1,000,000         1,026,740
Piedmont Triad Airport Authority
   Refunding Revenue Bonds Series 1999B
   (FSA Insured) A.M.T.
       07-01-21             6.00                 1,000,000         1,097,140
Total                                                              3,784,499

Ohio (2.7%)
Franklin County Convention Facilities Authority
   Tax & Lease Refunding Revenue Bonds
   Series 2002 (AMBAC Insured)
       12-01-14             5.25                 3,450,000         3,854,582
State Building Authority
   State Facilities Admin Bldg Fund
   Refunding Revenue Bonds
   Series 2002B (FSA Insured)
       10-01-09             5.25                 8,050,000         9,134,737
Total                                                             12,989,319

Oklahoma (0.9%)
Lawton Water Authority Sales
   Tax & Utility System Revenue Bonds
   Series 2001 (AMBAC Insured)
       03-01-04             4.50                 1,255,000         1,303,481
McAlester Public Works Authority
   Improvement Pre-refunded Revenue Bonds
   Series 1995 (FSA Insured)
       12-01-17             5.25                 1,470,000         1,692,910
       12-01-18             5.25                 1,000,000         1,151,640
Total                                                              4,148,031

Oregon (0.4%)
State Department Administrative Services
   Lottery Revenue Bonds
   Series 1999B (FSA Insured)
       04-01-09             5.00                 1,700,000         1,900,396

Pennsylvania (3.4%)
Berks County Unlimited General Obligation Bonds
   Series 202B (AMBAC Insured)
       11-15-07             5.60                 1,925,000         2,208,033
Harrisburg Authority Dauphin County
   Revenue Bonds
   Series 1997-II (MBIA Insured)
       09-15-22             5.63                 2,000,000         2,293,740
Pittsburgh Public Parking Authority Refunding
   Revenue Bonds Series 2002 (AMBAC Insured)
       12-01-10             5.00                 2,820,000         3,147,994
Pittsburgh School District
   Unlimited General Obligation Refunding
   Bonds Series 2002A (FSA Insured)
       09-01-14             5.50                 6,280,000         7,239,772
Robinson Township Municipal Authority
   Water & Sewer Revenue Bonds
   Series 1989 Escrowed To Maturity
   (FGIC Insured)
       11-15-19             6.00                 1,290,000         1,473,348
Total                                                             16,362,887

Puerto Rico (4.0%)
Commonwealth of Puerto Rico Unlimited General
   Obligation Public Improvement Bonds
   Series 2002 (FSA Insured)
       07-01-15             5.50                 3,000,000(h)      3,484,260
Puerto Rico Electric Power Authority
   Refunding Revenue Bonds
   Series 2002-682 Inverse Floater
   (MBIA Insured)
       07-01-17             9.87                 7,500,000(c,h)    9,885,600
Puerto Rico Electric Power Authority
   Refunding Revenue Bonds
   Series 2002KK (FSA Insured)
       07-01-14             5.50                 2,000,000(h)      2,324,520
Puerto Rico Municipal Finance Agency
   Revenue Bonds Series 2002A (FSA Insured)
       08-01-10             4.50                 3,500,000(h)      3,800,930
Total                                                             19,495,310

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- AXP INSURED TAX-EXEMPT FUND -- 2002 SEMIANNUAL REPORT

Name of                Coupon                    Principal          Value(a)
issuer and               rate                       amount
title of
issue(d,e)

South Carolina (1.5%)
Chester County School District Unlimited
   General Obligation Refunding Bonds
   Series 2003 (FSA Insured)
       02-01-10             5.00%               $2,110,000(g)     $2,354,064
Piedmont Municipal Power Agency Electric
   Refunding Revenue Bonds
   Series 1991 (FGIC Insured)
       01-01-21             6.25                 1,000,000         1,186,870
State Public Service Authority
   Refunding Revenue Bonds
   Series 2002D (FSA Insured)
       01-01-13             5.25                 3,350,000         3,780,743
Total                                                              7,321,677

Tennessee (3.1%)
Franklin Special School District
   Limited General Obligation Bonds
   Capital Appreciation Zero Coupon
   Series 1999 (FSA Insured)
       06-01-19             5.79                 1,425,000(b)        644,713
       06-01-20             5.80                 2,345,000(b)        995,570
Knox County Health Educational & Housing Facilities
   Board Refunding Revenue Bonds
   Series 2002A (MBIA Insured)
       01-01-07             5.00                 3,780,000         4,157,244
       01-01-08             5.00                 4,595,000         5,079,404
Putnam County Unlimited General Obligation Bonds
   Series 2002 (AMBAC Insured)
       04-01-10             5.00                 3,820,000         4,256,359
Total                                                             15,133,290

Texas (12.8%)
Austin Airport System
   Prior Lien Revenue Bonds
   Series 1995A (MBIA Insured)
   A.M.T.
       11-15-25             6.13                 3,000,000         3,319,890
Austin Utilities System
   Pre-refunded Revenue Bonds
   Series 1994 (FGIC Insured)
       05-15-24             5.75                 2,605,000         2,818,063
Austin Utilities System
   Refunding Revenue Bonds
   Capital Appreciation Zero Coupon
   Series 1994 (FGIC Insured)
       05-15-17             5.83                 5,900,000(b)      3,000,681
Austin Utilities System
   Refunding Revenue Bonds
   Series 2002A (AMBAC Insured)
       11-15-14             5.50                 5,310,000         6,062,108
Austin Utilities System
   Un-refunded Balance Revenue Bonds
   Series 1994 (FGIC Insured)
       05-15-24             5.75                 5,895,000         6,211,620
Austin Water & Wastewater System
   Refunding Revenue Bonds
   Series 2001C (FSA Insured)
       11-15-04             4.00                 7,000,000         7,340,760
Austin Water & Wastewater System
   Refunding Revenue Bonds
   Series 2002A (AMBAC Insured)
       11-15-14             5.50                 6,130,000         7,023,264
Bexar County Health Facilities Development
   Hospital Pre-refunded Revenue Bonds
   Baptist Health System Series 1994
   (MBIA Insured)
       08-15-19             6.75                 5,000,000         5,530,650
Bryan Waterworks & Sewer
   Refunding Revenue Bonds
   Series 2001 (FSA Insured)
       07-01-04             4.00                 1,195,000         1,242,418
       07-01-05             5.00                 2,390,000         2,585,908
Corsicana Waterworks & Sewer System
   Refunding Revenue Bonds
   Series 1997A (FGIC Insured)
       08-15-22             5.75                 1,575,000         1,717,931
Houston Airport Systems
   Sub Lien Refunding Revenue Bonds
   Series 1998B (FGIC Insured) A.M.T.
       07-01-04             4.00                 3,500,000         3,620,295
Laredo Independent School District
   Unlimited General Obligation
   Refunding Bonds Series 2001
   (Permanent School Fund Guarantee)
       08-01-03             3.50                 2,195,000         2,225,072

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 -- AXP INSURED TAX-EXEMPT FUND -- 2002 SEMIANNUAL REPORT

Name of                Coupon                    Principal          Value(a)
issuer and               rate                       amount
title of
issue(d,e)

Texas (cont.)

Raven Hills Higher Education
   Student Housing Educational Facilities
   Revenue Bonds Bobcat Village LLC
   Series 2001A (AMBAC Insured)
       06-01-17             5.38%               $1,460,000        $1,589,152
       06-01-18             5.38                 1,535,000         1,662,835
San Antonio Electric & Gas
   Capital Appreciation Refunding Revenue
   Bonds Zero Coupon Series 1989A
   Escrowed To Maturity (AMBAC Insured)
       02-01-03             2.95                 3,000,000(b)      2,996,191
Socorro Independent School District
   Unlimited General Obligation Refunding
   Bonds Series 2001
   (Permanent School Fund Guarantee)
       08-15-04             3.00                   500,000           513,335
       08-15-05             4.00                   670,000           710,019
Turnpike Authority Dallas North Tollway
   Pre-refunded Revenue Bonds Addison Airport
   Toll Tunnel Series 1994 (FGIC Insured)
       01-01-23             6.60                 2,000,000         2,242,460
Total                                                             62,412,652

Utah (0.4%)
State Building Ownership Authority
   Capital Appreciation Lease
   Revenue Bonds Zero Coupon
   Series 1998B (FSA Insured)
       05-15-05             3.82                 2,000,000(b)      1,911,180

Virginia (0.6%)
Metropolitan Washington D.C. Airport Authority
   Revenue Bonds 2nd Series 2001R
   Inverse Floater (MBIA Insured) A.M.T.
       10-01-27             9.68                 2,500,000(c)      2,699,650

Washington (1.0%)
Port of Seattle Subordinate Lien Revenue Bonds
   Series 1999B (FGIC Insured) A.M.T.
       09-01-10             5.50                 4,420,000         4,925,692

Wisconsin (2.9%)
Appleton Waterworks Refunding Revenue
   Bonds Series 2001 (FGIC Insured)
       01-01-04             3.25                 1,155,000         1,178,701
Center District Tax Capital Appreciation
   Revenue Bonds Senior Dedicated
   Zero Coupon Series 1996A
   (MBIA Insured)
       12-15-17             6.03                 4,000,000(b)      1,979,320
Milwaukee Unlimited General Obligation Bonds
   Series 2002A (FSA Insured)
       09-01-10             5.00                10,000,000        11,123,500
Total                                                             14,281,521

Wyoming (0.2%)
State Building
   Revenue Bonds Series 2001
   (AMBAC Insured)
       10-01-22             5.50                 1,000,000         1,069,190

Total municipal bonds
(Cost: $443,993,860)                                            $471,017,227

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17 -- AXP INSURED TAX-EXEMPT FUND -- 2002 SEMIANNUAL REPORT

Municipal notes (2.9%)
Issuer(d,e,f)     Effective                        Amount            Value(a)
                    yield                        payable at
                                                  maturity

Arden Hills Housing & Health Care Facilities
   Revenue Bonds Presbyterian Homes
   (U.S. Bank) V.R. Series 1999B
       09-01-29             1.85%                 $900,000          $900,000
District of Columbia Revenue Bonds
   Medlantic (Bank of America)
   V.R. Series 1998C (FSA Insured)
       08-15-38             1.80                   650,000           650,000
Duluth Minnesota Economic Development Authority
   Health Care Facilities Revenue Bonds
   Miller-Dwan Medical Center
   (U.S. Bank) V.R. Series 1997
       06-01-19             1.85                 1,500,000         1,500,000
Harris County Texas Health Facilities Revenue Bonds
   Texas Children's Hospital (Morgan Guaranty)
   V.R. Series 1999B (MBIA Insured)
       10-01-29             1.80                 3,700,000         3,700,000
Louisiana Offshore Terminal Authority
   Deepwater Port Refunding Revenue Bonds
   1st Stage A-Loop
   (SunTrust Bank) V.R. Series 1992
       09-01-08             1.80                   400,000           400,000
Minneapolis & St. Paul Housing & Redevelopment
   Authority Health Care System Revenue Bonds
   Children's Health Care (Norwest Bank)
   V.R. Series 1995B (FSA Insured)
       08-15-25             1.85                 1,500,000         1,500,000
Missouri State Development Finance Board
   Cultural Facilities Revenue Bonds
   Nelson Gallery Foundation
   (J.P. Morgan Chase Bank) V.R. Series 2001B (MBIA Insured)
       12-01-31             1.80                 5,200,000         5,200,000
New Jersey State Economic Development Authority
   Water Facilities Revenue Bonds
   United Water New Jersey (Bank of New York)
   V.R. Series 1996B (AMBAC Insured)
       11-01-25             1.85                   300,000           300,000

Total municipal notes
(Cost: $14,150,001)                                              $14,150,000

Total investments in securities
(Cost: $458,143,861)(i)                                         $485,167,227

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18 -- AXP INSURED TAX-EXEMPT FUND -- 2002 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(c) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on Dec. 31, 2002. As of Dec. 31, 2002, the value of inverse floaters represented 7.0% of net assets.

(d) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

     ACA       -- ACA Financial Guaranty Corporation

     AMBAC     -- American Municipal Bond Association Corporation

     BIG       -- Bond Investors Guarantee

     CGIC      -- Capital Guaranty Insurance Company

     FGIC      -- Financial Guarantee Insurance Corporation

     FHA       -- Federal Housing Authority

     FNMA      -- Federal National Mortgage Association

     FSA       -- Financial Security Assurance

     GNMA      -- Government National Mortgage Association

     MBIA      -- Municipal Bond Investors Assurance

     XLCA      -- XL Capital Assurance

(e) The following abbreviations may be used in the portfolio descriptions:

     A.M.T.    -- Alternative Minimum Tax -- As of Dec. 31, 2002, the value of securities subject to alternative minimum tax represented 7.7% of net assets.

     B.A.N.    -- Bond Anticipation Note

     C.P.      -- Commercial Paper

     R.A.N.    -- Revenue Anticipation Note

     T.A.N.    -- Tax Anticipation Note

     T.R.A.N.  -- Tax & Revenue Anticipation Note

     V.R.      -- Variable Rate

     V.R.D.B.  -- Variable Rate Demand Bond

     V.R.D.N.  -- Variable Rate Demand Note

(f) The Fund is entitled to receive principal amount from issuer or corporate guarantor, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2002.

(g) At Dec. 31, 2002, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward commitment basis was $4,751,398.

(h) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 4.0% of net assets as of Dec. 31, 2002.

(i) At Dec. 31, 2002, the cost of securities for federal income tax purposes was approximately $458,144,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $27,104,000
     Unrealized depreciation                                        (81,000)
                                                                    -------
     Net unrealized appreciation                                $27,023,000
                                                                -----------

--------------------------------------------------------------------------------
19 -- AXP INSURED TAX-EXEMPT FUND -- 2002 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Insured Tax-Exempt Fund
Dec. 31, 2002 (Unaudited)
Assets
Investments in securities, at value (Note 1)
   (identified cost $458,143,861)                                                        $485,167,227
Cash in bank on demand deposit                                                                 25,724
Capital shares receivable                                                                      87,220
Accrued interest receivable                                                                 5,808,828
Receivable for investment securities sold                                                      15,064
                                                                                               ------
Total assets                                                                              491,104,063
                                                                                          -----------
Liabilities
Dividends payable to shareholders                                                             485,746
Capital shares payable                                                                         14,655
Payable for investment securities purchased                                                 4,751,398
Accrued investment management services fee                                                      5,969
Accrued distribution fee                                                                        4,974
Accrued transfer agency fee                                                                       614
Accrued administrative services fee                                                               531
Other accrued expenses                                                                         65,051
                                                                                               ------
Total liabilities                                                                           5,328,938
                                                                                            ---------
Net assets applicable to outstanding shares                                              $485,775,125
                                                                                         ============
Represented by
Shares of beneficial interest -- $.01 par value (Note 1)                                 $    878,382
Additional paid-in capital                                                                465,029,815
Excess of distributions over net investment income                                             (7,550)
Accumulated net realized gain (loss) (Note 5)                                              (7,148,888)
Unrealized appreciation (depreciation) on investments                                      27,023,366
                                                                                           ----------
Total -- representing net assets applicable to outstanding shares                        $485,775,125
                                                                                         ============
Net assets applicable to outstanding shares:    Class A                                  $404,786,474
                                                Class B                                  $ 73,614,176
                                                Class C                                  $  7,373,024
                                                Class Y                                  $      1,451
Outstanding shares of beneficial interest:      Class A shares           73,196,133      $       5.53
                                                Class B shares           13,311,037      $       5.53
                                                Class C shares            1,330,808      $       5.54
                                                Class Y shares                  263      $       5.52
                                                                                ---      ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20 -- AXP INSURED TAX-EXEMPT FUND -- 2002 SEMIANNUAL REPORT

Statement of operations
AXP Insured Tax-Exempt Fund
Six months ended Dec. 31, 2002 (Unaudited)
Investment income
Income:
Interest                                                                       $11,819,063
                                                                               -----------
Expenses (Note 2):
Investment management services fee                                               1,110,108
Distribution fee
   Class A                                                                         518,730
   Class B                                                                         356,655
   Class C                                                                          35,324
Transfer agency fee                                                                 98,598
Incremental transfer agency fee
   Class A                                                                           9,054
   Class B                                                                           2,932
   Class C                                                                             324
Administrative services fees and expenses                                          101,462
Compensation of board members                                                        6,580
Custodian fees                                                                      17,436
Printing and postage                                                                26,749
Registration fees                                                                   28,107
Audit fees                                                                           9,625
Other                                                                                4,135
                                                                                     -----
Total expenses                                                                   2,325,819
   Earnings credits on cash balances (Note 2)                                       (4,591)
                                                                                    ------
Total net expenses                                                               2,321,228
                                                                                 ---------
Investment income (loss) -- net                                                  9,497,835
                                                                                 ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                               16,416,045
   Swap transactions                                                            (1,074,764)
                                                                                ----------
Net realized gain (loss) on investments                                         15,341,281
Net change in unrealized appreciation (depreciation) on investments             (4,406,402)
                                                                                ----------
Net gain (loss) on investments                                                  10,934,879
                                                                                ----------
Net increase (decrease) in net assets resulting from operations                $20,432,714
                                                                               ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21 -- AXP INSURED TAX-EXEMPT FUND -- 2002 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Insured Tax-Exempt Fund
                                                                         Dec. 31, 2002       June 30, 2002
                                                                       Six months ended        Year ended
                                                                         (Unaudited)
Operations and distributions
Investment income (loss) -- net                                         $  9,497,835          $ 18,757,684
Net realized gain (loss) on investments                                   15,341,281             3,669,945
Net change in unrealized appreciation (depreciation) on investments       (4,406,402)              909,130
                                                                          ----------               -------
Net increase (decrease) in net assets resulting from operations           20,432,714            23,336,759
                                                                          ----------            ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                             (8,249,775)          (16,421,735)
      Class B                                                             (1,142,930)           (2,091,822)
      Class C                                                               (112,712)             (140,258)
      Class Y                                                                    (32)                  (63)
   Net realized gain
      Class A                                                             (9,927,215)                   --
      Class B                                                             (1,803,815)                   --
      Class C                                                               (179,632)                   --
      Class Y                                                                    (36)                   --
                                                                         -----------           -----------
Total distributions                                                      (21,416,147)          (18,653,878)
                                                                         -----------           -----------
Share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                37,949,249            49,446,929
   Class B shares                                                         12,590,937            16,548,576
   Class C shares                                                          2,592,838             4,827,429
Reinvestment of distributions at net asset value
   Class A shares                                                         13,986,939            11,607,797
   Class B shares                                                          2,334,549             1,549,140
   Class C shares                                                            266,269               119,896
   Class Y shares                                                                 --                    26
Payments for redemptions
   Class A shares                                                        (43,320,295)          (54,857,849)
   Class B shares (Note 2)                                                (6,186,243)           (9,270,317)
   Class C shares (Note 2)                                                (1,288,622)           (1,030,116)
                                                                          ----------            ----------
Increase (decrease) in net assets from share transactions                 18,925,621            18,941,511
                                                                          ----------            ----------
Total increase (decrease) in net assets                                   17,942,188            23,624,392
Net assets at beginning of period                                        467,832,937           444,208,545
                                                                         -----------           -----------
Net assets at end of period                                             $485,775,125          $467,832,937
                                                                        ============          ============
Undistributed (excess of distributions over) net investment income      $     (7,550)         $         64
                                                                        ------------          ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22 -- AXP INSURED TAX-EXEMPT FUND -- 2002 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Insured Tax-Exempt Fund

(Unaudited as to Dec. 31, 2002)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AXP Special Tax-Exempt Series Trust was organized as a Massachusetts business trust. AXP Special Tax-Exempt Series Trust is a "series fund" that is currently composed of six individual funds, including AXP Insured Tax-Exempt Fund. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has unlimited authorized shares of beneficial interest.

The Fund invests primarily in securities that are insured as to their scheduled payment of principal and interest for at least as long as the securities are held in the Fund. Insured securities fluctuate in market value as interest rates change.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
23 -- AXP INSURED TAX-EXEMPT FUND -- 2002 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Swap transactions

To produce incremental earnings, to gain exposure to or protect itself from market changes, the Fund may enter into Bond Market Association (BMA) swap agreements. BMA swaps are an agreement between two parties to exchange periodic cash flows based on a specified amount of principal. The net cash flow is generally the difference between a floating BMA market interest rate versus a fixed interest rate. The Fund may employ BMA swaps to synthetically add or subtract principal exposure to the municipal market.

The BMA index serves as the reference for the floating market interest rate, and is a weekly high-grade market index comprised of 7-day tax-exempt variable rate demand notes produced by Municipal Market Data Group.

Risks of entering into a swap include a lack of correlation between BMA swaps and the portfolio of municipal bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the swap to experience adverse changes in value relative to expectations. In addition, BMA swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the swap positions entered.

--------------------------------------------------------------------------------
24 -- AXP INSURED TAX-EXEMPT FUND -- 2002 SEMIANNUAL REPORT

BMA swaps are valued daily and unrealized appreciation and depreciation is recorded. The Fund will realize a gain or a loss when the swap is terminated.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. As of Dec. 31, 2002, the Fund has entered into outstanding when-issued securities of $4,751,398.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

As of Dec. 31, 2002, American Express Financial Corporation (AEFC) owned 263 Class Y shares.

2. EXPENSES AND SALES CHARGES

The Fund has an agreement with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.45% to 0.35% annually.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares,

--------------------------------------------------------------------------------
25 -- AXP INSURED TAX-EXEMPT FUND -- 2002 SEMIANNUAL REPORT compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.50

o    Class B $20.50

o    Class C $20.00

o    Class Y $17.50

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $349,621 for Class A, $25,661 for Class B and $3,372 for Class C for the six months ended Dec. 31, 2002.

During the six months ended Dec. 31, 2002, the Fund's custodian and transfer agency fees were reduced by $4,591 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $387,778,965 and $391,616,934, respectively, for the six months ended Dec. 31, 2002. Realized gains and losses are determined on an identified cost basis.

4. SHARE TRANSACTIONS

Transactions in shares of the Fund for the periods indicated are as follows:

                                                   Six months ended Dec. 31, 2002
                                             Class A       Class B     Class C       Class Y
Sold                                       6,750,260    2,235,341     457,377          --
Issued for reinvested distributions        2,529,308      422,709      48,132          --
Redeemed                                  (7,713,462)  (1,098,812)   (230,303)         --
                                          ----------   ----------    --------       -----
Net increase (decrease)                    1,566,106    1,559,238     275,206          --
                                           ---------    ---------     -------       -----

                                                    Year ended June 30, 2002
                                             Class A       Class B     Class C       Class Y
Sold                                       8,950,029    2,993,800     872,672          --
Issued for reinvested distributions        2,102,482      280,613      21,698           5
Redeemed                                  (9,951,236)  (1,679,916)   (186,865)         --
                                          ----------   ----------    --------       -----
Net increase (decrease)                    1,101,275    1,594,497     707,505           5
                                           ---------    ---------     -------       -----

--------------------------------------------------------------------------------
26 -- AXP INSURED TAX-EXEMPT FUND -- 2002 SEMIANNUAL REPORT

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $4,061,035 as of June 30, 2002, that will expire in 2008 through 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank N.A. The Fund had no borrowings outstanding during the six months ended Dec. 31, 2002.

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                                    2002(f)     2002      2001     2000    1999
Net asset value, beginning of period                                            $5.54      $5.48     $5.28    $5.44   $5.63
Income from investment operations:
Net investment income (loss)                                                      .11        .23       .27      .27     .27
Net gains (losses) (both realized and unrealized)                                 .13        .06       .20     (.16)   (.18)
Total from investment operations                                                  .24        .29       .47      .11     .09
Less distributions:
Dividends from net investment income                                             (.11)      (.23)     (.27)    (.27)   (.27)
Distributions from realized gains                                                (.14)        --        --       --    (.01)
Total distributions                                                              (.25)      (.23)     (.27)    (.27)   (.28)
Net asset value, end of period                                                  $5.53      $5.54     $5.48    $5.28   $5.44

Ratios/supplemental data
Net assets, end of period (in millions)                                          $405       $397      $387     $371    $439
Ratio of expenses to average daily net assets(c)                                 .82%(d)    .82%      .82%     .82%    .75%
Ratio of net investment income (loss) to average daily net assets               3.97%(d)   4.18%     4.88%    5.16%   4.87%
Portfolio turnover rate (excluding short-term securities)                         84%        32%        4%       9%     13%
Total return(e)                                                                 4.44%(g)   5.37%     8.98%    2.13%   1.74%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
27 -- AXP INSURED TAX-EXEMPT FUND -- 2002 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                                     2002(f)    2002      2001     2000    1999
Net asset value, beginning of period                                            $5.54      $5.48     $5.28    $5.44   $5.63
Income from investment operations:
Net investment income (loss)                                                      .09        .19       .23      .23     .23
Net gains (losses) (both realized and unrealized)                                 .13        .06       .20     (.16)   (.18)
Total from investment operations                                                  .22        .25       .43      .07     .05
Less distributions:
Dividends from net investment income                                             (.09)      (.19)     (.23)    (.23)   (.23)
Distributions from realized gains                                                (.14)        --        --       --    (.01)
Total distributions                                                              (.23)      (.19)     (.23)    (.23)   (.24)
Net asset value, end of period                                                  $5.53      $5.54     $5.48    $5.28   $5.44

Ratios/supplemental data
Net assets, end of period (in millions)                                           $74        $65       $56      $51     $61
Ratio of expenses to average daily net assets(c)                                1.58%(d)   1.58%     1.58%    1.57%   1.51%
Ratio of net investment income (loss) to average daily net assets               3.20%(d)   3.43%     4.13%    4.41%   4.13%
Portfolio turnover rate (excluding short-term securities)                         84%        32%        4%       9%     13%
Total return(e)                                                                 4.04%(g)   4.59%     8.17%    1.35%    .99%

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                                     2002(f)    2002      2001  2000(b)
Net asset value, beginning of period                                            $5.55      $5.49     $5.28    $5.27
Income from investment operations:
Net investment income (loss)                                                      .09        .19       .23       --
Net gains (losses) (both realized and unrealized)                                 .13        .06       .21      .01
Total from investment operations                                                  .22        .25       .44      .01
Less distributions:
Dividends from net investment income                                             (.09)      (.19)     (.23)      --
Distributions from realized gains                                                (.14)        --        --       --
Total distributions                                                              (.23)      (.19)     (.23)      --
Net asset value, end of period                                                  $5.54      $5.55     $5.49    $5.28

Ratios/supplemental data
Net assets, end of period (in millions)                                            $7         $6        $2      $--
Ratio of expenses to average daily net assets(c)                                1.58%(d)   1.58%     1.58%    1.57%(d)
Ratio of net investment income (loss) to average daily net assets               3.18%(d)   3.44%     4.16%    5.22%(d)
Portfolio turnover rate (excluding short-term securities)                         84%        32%        4%       9%
Total return(e)                                                                 4.03%(g)   4.59%     8.40%     .19%(g)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
28 -- AXP INSURED TAX-EXEMPT FUND -- 2002 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended June 30,                                                     2002(f)    2002      2001     2000    1999
Net asset value, beginning of period                                            $5.53      $5.47     $5.27    $5.44   $5.64
Income from investment operations:
Net investment income (loss)                                                      .11        .24       .28      .28     .30
Net gains (losses) (both realized and unrealized)                                 .13        .06       .20     (.17)   (.19)
Total from investment operations                                                  .24        .30       .48      .11     .11
Less distributions:
Dividends from net investment income                                             (.11)      (.24)     (.28)    (.28)   (.30)
Distributions from realized gains                                                (.14)        --        --       --    (.01)
Total distributions                                                              (.25)      (.24)     (.28)    (.28)   (.31)
Net asset value, end of period                                                  $5.52      $5.53     $5.47    $5.27   $5.44

Ratios/supplemental data
Net assets, end of period (in millions)                                           $--        $--       $--      $--     $--
Ratio of expenses to average daily net assets(c)                                 .67%(d)    .67%      .67%     .67%    .60%
Ratio of net investment income (loss) to average daily net assets               4.25%(d)   4.39%     5.05%    5.33%   5.01%
Portfolio turnover rate (excluding short-term securities)                         84%        32%        4%       9%     13%
Total return(e)                                                                 4.56%(g)   5.60%     9.22%    2.30%   1.87%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Six months ended Dec. 31, 2002 (Unaudited).

(g)  Not annualized.

--------------------------------------------------------------------------------
29 -- AXP INSURED TAX-EXEMPT FUND -- 2002 SEMIANNUAL REPORT

Results of Meeting of Shareholders

AXP INSURED TAX-EXEMPT FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                       Shares Voted "For"   Shares Withholding Authority to Vote
 Arne H. Carlson          102,201,694.488                3,972,658.871
 Philip J. Carroll, Jr.   102,777,695.900                3,396,657.459
 Livio D. DeSimone        102,616,862.894                3,557,490.465
 Barbara H. Fraser        102,758,688.359                3,415,665.000
 Ira D. Hall              102,618,136.459                3,556,216.900
 Heinz F. Hutter          102,629,210.503                3,545,142.856
 Anne P. Jones            102,669,606.951                3,504,746.408
 Stephen R. Lewis, Jr.    102,794,186.542                3,380,166.817
 Alan G. Quasha           102,517,180.869                3,657,172.490
 Stephen W. Roszell       102,695,490.099                3,478,863.260
 Alan K. Simpson          102,320,300.877                3,854,052.482
 Alison Taunton-Rigby     102,796,502.435                3,377,850.924
 William F. Truscott      102,922,576.476                3,251,776.883

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

  Shares Voted "For"  Shares Voted "Against"   Abstentions   Broker Non-Votes
    86,408,676.886         8,461,136.116      4,054,686.357    7,249,854.000

* Denotes Registrant-wide proposals and voting results.

--------------------------------------------------------------------------------
30 -- AXP INSURED TAX-EXEMPT FUND -- 2002 SEMIANNUAL REPORT

American Express(R) Funds

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R)Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 * Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal
   Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

                                                                          (2/03)

AXP Insured Tax-Exempt Fund
70100 AXP Financial Center
Minneapolis, MN 55474
americanexpress.com


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(logo)                                                                   (logo)
American                                                                AMERICAN
   Express(R)                                                         EXPRESS(R)
 Funds
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This report must be accompanied or preceded by the Fund's current prospectus.
Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                 S-6330 T (2/03)